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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 31, 2000

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-24571                  43-1816913
      --------                      ---------                 ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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ITEM 5.  OTHER EVENTS.
         -------------

      On March 31, 2000, the Board of Directors of Pulaski Financial Corp., a Delaware corporation (the "Company"), declared a special cash distribution in the amount of $4.00 per share to each shareholder of record on August 1, 2000 to be payable on September 1, 2000. Management of the Company expects that most of the distribution will be a non-taxable return of capital, although the exact amount of the distribution that could be considered non-taxable cannot be confirmed until the Company's operating results for the 2000 tax year have been determined.

      Shareholders are advised to consult with their personal tax advisors with respect to their particular income tax situation. A copy of the press release announcing the distribution is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99  Press Release dated April 3, 2000.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 3, 2000                  By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer








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